EXHIBIT 10.16





                                 LEASE AGREEMENT

                                     BETWEEN

                                 MICHAEL GALLEN

                                       AND

                            LAKELAND INDUSTRIES, INC.


                            DATED AS OF JULY 18, 2005


                     --------------------------------------


                             31 SOUTH STERLEY STREET
                             BOROUGH OF SHILLINGTON
                                 COUNTY OF BERKS
                          COMMONWEALTH OF PENNSYLVANIA

                                TABLE OF CONTENTS
                                -----------------



ARTICLE 1.  DEMISE, DESCRIPTION, USE AND TERM  2

ARTICLE 2.  RENT  3

ARTICLE 3.  INSURANCE/INDEMNIFICATION  4

ARTICLE 4.  WASTE AND NUISANCE  5

ARTICLE 5.  REPAIRS AND MAINTENANCE  5

ARTICLE 6.  LESSEE'S COMPLIANCE  6

ARTICLE 7.  UTILITIES  6

ARTICLE 8.  RULES AND REGULATIONS  6

ARTICLE 9.  ALTERATIONS, IMPROVEMENTS AND FIXTURES  6

ARTICLE 10. QUIET POSSESSION  7

ARTICLE 11. DELIVERY OF POSSESSION  7

ARTICLE 12. SURRENDER OF PREMISES  8

ARTICLE 13. DEFAULT  8

ARTICLE 14. INSPECTION BY LESSOR  10

ARTICLE 15. ASSIGNMENT AND SUBLEASE  11

ARTICLE 16. SECURITY DEPOSIT  11

ARTICLE 17. ESTOPPEL CERTIFICATE  12

ARTICLE 18. ENVIRONMENTAL MATTERS  12

ARTICLE 19  LIMITATION OF LIABILITY OF LESSOR  13

ARTICLE 20. MISCELLANEOUS  13

EXHIBIT "A" RULES AND REGULATIONS

                                 LEASE AGREEMENT
                                 ---------------


      THIS LEASE AGREEMENT  ("Lease") is made as of the 18th day of July,  2005,
by  MICHAEL  GALLEN   ("Lessor"),   an  adult  individual  and  citizen  of  the
Commonwealth of Pennsylvania, and

                                      A N D

LAKELAND INDUSTRIES, INC., ("Lessee"), a Delaware corporation.

                                   Background
                                   ----------

      The Lessor is the owner of certain real property ("Property") situate at 31 South Sterley Street, Shillington, Berks County, Pennsylvania. A five (5) story industrial building ("Building") is located on the Property. The Property and all improvements thereon owned by the Lessor, including the Building, are hereinafter referred to as the "Leased Premises".

      Concurrently with the execution of this Lease, the Lessor, Mifflin Valley, Inc., a Pennsylvania corporation, the Lessee, and Mifflin Valley, Inc., a Delaware corporation, have executed an Asset Purchase Agreement ("Asset Purchase Agreement").

      The Lessor and Lessee now seek to perpetuate in writing their present understanding and agreement.

      NOW, THEREFORE, INTENDING TO BE LEGALLY BOUND HEREBY, the Lessor and Lessee hereby agree as follows:


                  ARTICLE 1. DEMISE, DESCRIPTION, USE AND TERM
                  --------------------------------------------

      1.1 The duties and obligations of both the Lessor and the Lessee pursuant to this Lease are subject to and contingent upon closing occurring under the Asset Purchase Agreement; provided, however, that any default by the Lessor or Mifflin Valley, Inc., a Delaware corporation, under the Asset Purchase Agreement shall constitute a default by the Lessor under this Lease and any default by the Lessee or Mifflin Valley, Inc., a Delaware corporation, under the Asset Purchase Agreement shall constitute a Default (as hereinafter defined) by the Lessee under this Lease.

      1.2 The Lessor hereby leases to the Lessee in accordance with the provisions of this Lease, and the Lessee hereby leases from the Lessor in accordance with the provisions of this Lease, the Leased Premises.

      1.3 The Leased Premises shall be used for the manufacturing of protective clothing.

      1.4 The initial term ("Initial Term") of this Lease shall be five (5) years and shall begin on August 1, 2005, ("Commencement Date") and shall terminate on July 31, 2010 ("Termination Date").

      1.5 Provided that no Default shall have occurred during the Initial Term, the Lessee shall have the option ("Renewal Option") to extend this Lease for a period of five (5) years ("Renewal Term"), which Renewal Term shall commence on August 1, 2010, and terminate on July 31, 2015.

      1.6 The exclusive method of exercising the Renewal Option shall be by the giving by the Lessee of notice of such exercise to the Lessor as provided in
Section 20.6 of this Lease, at least two hundred seventy (270) days prior to the end of the Initial Term.

      1.7 In the event that the Lessee shall exercise its Renewal Option: (a) The Lessee shall pay to the Lessor Rent (as hereinafter defined) in accordance with the provisions of Section 2.1 of this Lease; and

            (b) All other terms and conditions contained in this Lease shall be applicable throughout the Renewal Term and binding upon the Lessee to the same extent that such terms and conditions were applicable and binding during the Initial Term.

      1.8 Each twelve (12) month period of the Initial Term commencing on the anniversary of the Commencement Date and each twelve (12) month period of the Renewal Term, if applicable, commencing on the anniversary of the Commencement Date is hereinafter referred to as "Lease Year". As hereinafter used, "Term" shall mean the Initial Term and, if applicable, the Renewal Term.


                                 ARTICLE 2. RENT
                                 ---------------

      2.1 The Lessee shall pay to the Lessor at its offices set forth in Section
20.6 of this Lease or at such other place as the Lessor shall designate to the Lessee from time to time in writing, as rent ("Rent"), payable without prior notice or demand and without setoff or deduction of any nature, as follows:

            (a) During the first Lease Year of the Term hereof, twelve (12) equal, consecutive monthly installments in the amount of Four Thousand Six Hundred Thirty and 00/100 Dollars ($4,630.00) each, in advance, the first such payment becoming due and payable on the Commencement Date and each successive monthly payment becoming due and payable on the same day of each of the next eleven (11) months thereafter.

            (b) For each Lease Year of the Initial Term hereof following the first Lease Year, and for each Lease Year of the Renewal Term, if applicable, there shall be an increase in Rent ("Rent Increase"), which Rent Increase shall be three and one half percent (3.5%) of the Rent applicable to the immediately preceding Lease Year.

      2.2 As used herein, "Expenses" shall mean any and all assessments, costs, premiums, taxes, utility charges and all other expenses of any and every nature pertaining or related to the Leased Premises or the maintenance, occupation, repair or operation of the Leased Premises other than (a) principal, interest and other amounts owing with respect to loans to Lessor secured in whole or in part by the Leased Premises, and (b) all Capital Expenditures (as hereinafter defined) except those Capital Expenditures which are caused, in whole or in part, (i) by any act or omission of the Lessee or any of its shareholders, directors, officers, employees, agents, contractors or representatives or (ii) by any Default by Lessee. As used herein, "Capital Expenditures" means any expenditures which, under generally accepted accounting principals and practices, would be characterized as Capital Expenditures.

      2.3 The Lease shall be considered a "triple net lease". Upon demand therefore, the Lessee shall pay all Expenses billed directly to the Lessee and reimburse the Lessor for all Expenses paid by the Lessor during the Term, except, however, that Lessor shall make every effort to have such invoices billed directly to Lessee and paid directly by Lessee where appropriate.

      2.4 Any amounts owing by the Lessee under this Lease other than Rent are hereinafter referred to as "Additional Rent".

      2.5 In the absence of manifest error, all determinations made by the Lessor under or pursuant to this Article shall be final and conclusive.

                      ARTICLE 3. INSURANCE/INDEMNIFICATION
                      ------------------------------------

      3.1 Throughout the Term hereof, the Lessee shall maintain with a good and responsible company or companies doing insurance business in the Commonwealth of Pennsylvania and reasonably acceptable to the Lessor public liability insurance in the minimum amount per occurrence of One Million Dollars ($1,000,000.00) combined single limit coverage for loss from an accident resulting in bodily injury to or death of persons and Five Hundred Thousand Dollars ($500,000.00) for loss from an accident resulting in damage to or destruction of property, naming the Lessor as an additional named insured.

      3.2 At the  beginning  of each  Lease Year the Lessee  shall  provide  the
Lessor  with  a  certificate  or  certificates   of  insurance   evidencing  the
maintenance of the insurance coverages referred to in Section 3.1 hereof.

      3.3 With respect to the insurance referred to in Section 3.1 hereof, all policies pertaining thereto shall expressly provide that the same may not be cancelled or altered without thirty (30) days' prior written notice to the Lessor.

      3.4 If the Lessee shall fail to secure or maintain the insurance referred to in Section 3.1 hereof, the Lessor shall be permitted, but shall have no duty, to obtain such insurance in the Lessee's name or as the agent for the Lessee and shall be compensated by the Lessee as Additional Rent for the cost of the insurance premiums therefore immediately upon demand made by the Lessor without setoff or deduction, and all such amounts so paid by the Lessor shall become Additional Rent until paid to the Lessor by the Lessee.

      3.5 If the Leased Premises or the Building in which the same is located should be totally destroyed by fire, flood or other casualty, or if either should be so damaged that rebuilding or repair cannot reasonably be completed so as to allow the Lessee to reasonably occupy the Leased Premises for the purposes provided in Section 1.2 hereof within ninety (90) working days from the date of the occurrence of said damage, and such destruction or damage has not been caused by or resulted from any act or omission of the Lessee, this Lease shall terminate and the Rent and Additional Rent shall be abated for the unexpired portion of this Lease, effective as of the date of such destruction or damage. Other than for the termination and abatement of Rent and Additional Rent as hereinabove set forth, the Lessee shall have no other rights or remedies against the Lessor on account of the Lessee's inability to use and occupy the Leased Premises.

      3.6 If the Leased Premises or the Building in which the same is situate should be damaged by fire, flood or other casualty but such damage has not been caused by or resulted from any act or omission of the Lessee, and such damage is not to such an extent that rebuilding or repair cannot reasonably be completed within ninety (90) working days from the date of such damage, this Lease shall not terminate, but the Lessor at its sole cost and expense, shall proceed forthwith to rebuild or repair the Leased Premises or the Building in which the same is situate to substantially the condition in which the same existed prior to such damage. In the event of such damage to the Leased Premises or the Building as aforesaid, Rent and Additional Rent shall be abated for that period of time during which the Lessee shall not be able to reasonably occupy the Leased Premises for the purposes provided in Section 1.2 hereof. In the event that Lessor should fail to complete such rebuilding or repair within ninety (90) working days from the date of the occurrence of said damage, the Lessee may, at its option, by giving written notice thereof to the Lessor, terminate this Lease, in which case the Rent and Additional Rent shall be abated for the unexpired portion of this Lease, effective as of the date of such damage. Other than for the termination and abatement of Rent and Additional Rent as hereinabove set forth, the Lessee shall have no other rights or remedies against the Lessor for the failure by the Lessor to complete such rebuilding or repair as aforesaid within ninety (90) working days of the date of the occurrence of said damage or on account of the Lessee's inability to use and occupy the Leased Premises.

      3.7 The Lessee shall indemnify and save the Lessor harmless of and from any and all loss, damage, cost and expense, including reasonable attorneys' fees, suffered or incurred by the Lessor arising out of or pertaining to any act or omission of any nature of the Lessee or any of its shareholders, directors, officers, agents, employees, invitees, contractors or representatives resulting in damage to or destruction of the Leased Premises or the Property.

      3.8 Notwithstanding anything to the contrary contained in this Lease or otherwise, the Lessee shall not be entitled to any abatement of Rent or Additional Rent or termination of this Lease in the event that any destruction or damage to the Leased Premises or the Building shall be caused by or result from any act or omission of the Lessee or any of its shareholders, directors, officers, agents, employees, invitees, contractors or representatives.

      3.9 Notwithstanding anything to the contrary contained in this Lease, nothing contained in this Lease shall be deemed to limit, negate or otherwise diminish any rights or remedies which the Lessor shall have against the Lessee on account of any or omission by the Lessee which results in damage or destruction to the Leased Premises or the Building in which the same is situate.


                          ARTICLE 4. WASTE AND NUISANCE
                          -----------------------------

      4.1 The Lessee shall not commit, or suffer to be committed, any waste on the Leased Premises, nor shall the Lessee maintain, commit or permit the maintenance or commission of any nuisance on the Leased Premises or the use of the Leased Premises for any unlawful purpose.

                       ARTICLE 5. REPAIRS AND MAINTENANCE
                       ----------------------------------

      5.1 Lessee acknowledges that the Lessee has carefully inspected the Leased Premises and accepts the Leased Premises AS IS.
                                         -----

      5.2 The Lessee shall keep the Leased Premises in good order and repair, reasonable wear and tear excepted. The Lessee shall repair or replace all broken or damaged doors, windows, fixtures and other portions of the Leased Premises. Notwithstanding the foregoing, the Lessee shall have no duty to make structural repairs to the Leased Premises unless the damage thereto has been caused by the act or omission of the Lessee or any failure by the Lessee to observe or perform any of its duties or obligations under this Lease.

      5.3 The Lessee shall not overload the floors nor install any heavy machinery or other heavy equipment of any kind without first obtaining the prior written consent of the Lessor, which, if granted, may be conditioned upon the moving of such machinery and equipment by skilled, licensed handlers and installation and maintenance, at Lessee's sole cost and expense, of special reinforcing and settings adequate to absorb and prevent noise and vibration.

      5.4 The Lessor shall repair and maintain the Leased Premises at Lessor's expense, except for any damage thereto caused by any act or omission of the Lessee or any failure by the Lessee to observe or perform any of its duties and obligations under this Lease, in which event such damage shall be promptly repaired to the Lessor's satisfaction at the sole cost and expense of the Lessee, so that the Leased Premises shall have:

            (a) effective waterproofing and weather protection of roof and exterior walls;

            (b) plumbing facilities that substantially conform to applicable law in effect at the time of installation;

            (c) heating facilities which substantially conform with applicable law at the time of installation;

            (d) electrical lighting, with wiring and electrical equipment, which substantially conform with applicable law at the time of installation; and

            (e) floors, stairways and railings maintained in good repair;

provided, however, that notwithstanding the foregoing the Lessor shall have no duty to make any repairs otherwise required by this Section unless and until the Lessor shall have received notice of the need therefore from the Lessee.


                         ARTICLE 6. LESSEE'S COMPLIANCE
                         ------------------------------

      6.1 The Lessee shall not at any time use or occupy the Leased Premises nor permit nor suffer the same to be used or occupied in violation of any statute, ordinance or other requirement of any local, state or federal government or any authority, agency or department thereof, and in the event that any local, state or federal government or any authority, agency or department thereof shall hereafter at any time contend or declare by notice, citation, order or in any other manner whatsoever that the Leased Premises is used for a purpose which is in violation of any statute, ordinance or other requirement, the Lessee shall discontinue immediately such use of the Leased Premises.


                              ARTICLE 7. UTILITIES
                              --------------------

      7.1 As of the date of this Lease, the Leased Premises is served by the following utilities ("Utilities"): electric, natural gas, public water, public sewer and telephone.

      7.2 Notwithstanding anything to the contrary, the Lessor does not make any representations or warranties of any nature to the Lessee with respect to the existence, continued existence, quantity or quality of any Utilities and shall have no liability or responsibility for any diminution in, suspension of or termination of any Utilities.

      7.3 The Lessee shall pay when due, directly to the suppliers thereof, the cost of all Utilities now or hereafter serving the Leased Premises which are metered and billed directly to the Lessee.

      7.4 Immediately upon demand, the Lessee shall reimburse the Lessor for the cost of all Utilities now or hereafter serving the Leased Premises which are not separately metered and for which the Lessee is not separately billed by a supplier of such Utilities. In the absence of manifest error, the reasonable determination by the Lessor as to the cost of Utilities subject to reimbursement by the Lessee shall be final and conclusive.


                        ARTICLE 8. RULES AND REGULATIONS
                        --------------------------------

      8.1 The rules and regulations set forth on Exhibit "A" which is attached hereto and made a part hereof are part of this Lease with the same effect as though contained herein in their entirety, and the Lessee covenants that said rules and regulations shall be fully observed by the Lessee throughout the Term hereof and fully observed by each and every employee of the Lessee and each and every person on the Leased Premises by permission or consent of the Lessee.


                ARTICLE 9. ALTERATIONS, IMPROVEMENTS AND FIXTURES
                -------------------------------------------------

      9.1 The Lessee shall make no alterations, additions or improvements in or to the Leased Premises without obtaining the prior written consent of the Lessor, which shall not be unreasonably withheld. In no event shall the Lessee be permitted to make any alterations, additions or improvements in or to the Leased Premises which would diminish the value of the Leased Premises.

      9.2 All alterations, additions and improvements to the Leased Premises shall be of first quality, shall be free of all liens and encumbrances except for a lien on all assets of Lessee held by Lessee's bank (except, however, that in no event shall Lessee's bank have any lien, right, title or interest in any alteration, addition or improvement to the Leased Premises which constitutes a fixture or otherwise is affixed to the Leased Premises or any part thereof), shall be completed in a good and workmanlike manner, shall be made in accordance with all applicable laws and governmental rules and regulations and shall be in form satisfactory to the Lessor. In no event shall the Lessee cause or permit any mechanic's lien or claim ("Mechanic's Lien") to attach to the Leased Premises or any part thereof by reason of the construction of any alterations, additions or improvements to the Leased Premises or any work related thereto.

      9.3 At the Lessor's option, upon incorporation into the Leased Premises, all alterations, additions and improvements shall become the property of the Lessor and shall remain upon and be surrendered by the Lessee with the Leased Premises. The Lessee shall indemnify and hold the Lessor harmless of and from any and all loss, damage, cost and expense, including all fines, penalties, reasonable attorneys' fees and court costs, incurred by the Lessor arising out of or resulting from the construction of the alterations, additions and improvements or any repairs to the Leased Premises occasioned thereby.

      9.4 In the event that the Lessee shall make any alterations, additions or improvements to the Leased Premises, the Lessee shall promptly pay when due all contractors and materialmen who shall have supplied labor, work or materials to the Lessee with respect to the Leased Premises. In addition, the Lessee shall take all other steps, including the timely filing of a waiver against liens, as permitted by applicable law, in form and substance satisfactory to the Lessor ("Waiver Against Liens"), in order to avoid the imposition of any Mechanic's Lien upon or against the Leased Premises. At least ten (10) business days prior to the initiation of any labor or work with respect to the alterations, additions or improvements or the delivery of any materials to the Leased Premises with respect thereto, the Lessee shall deliver to the Lessor a Waiver Against Liens, executed by the Lessee and by each of its contractors. In the event that any Mechanic's Lien shall be filed with respect to the Leased Premises for labor or work performed or materials supplied by or on behalf of the Lessee with respect to the Leased Premises, the Lessee shall cause the same to be discharged within thirty (30) days after the Mechanic's Lien has been filed or formal notice of said lien has been issued, whichever shall first occur, regardless of the validity or invalidity of such Mechanic's Lien. Nothing contained in this Lease or otherwise is intended to authorize the Lessee to do or cause any work or labor to be done or any materials to be supplied for the account of the Lessor, all of the same being solely for the Lessee's account and at the Lessee's sole risk, cost and expense.

                          ARTICLE 10. QUIET POSSESSION
                          ----------------------------

      10.1 This Lease and the tenancy of the Lessee hereunder shall be subordinate to the mortgage liens of record as of the date of this Lease and to all amendments, consolidations, extensions, modifications and renewals thereof or pertaining thereto and to the mortgage liens of record arising out of or pertaining to any refinancing with respect to any of the foregoing, and all amendments, consolidations, extensions, modifications and renewals thereof or pertaining thereto, and to all advances hereafter made from time to time upon the security thereof. Upon demand by the Lessor, the Lessee shall execute and deliver to the Lessor such instruments and assurances as the Lessor shall reasonably require in order to evidence such subordination.

      10.2 Provided that no Default (as hereinafter defined) shall have occurred, and subject to the other provisions of this Lease, the Lessee shall peaceably and quietly hold and enjoy the Leased Premises for the Term hereof without hindrance or interruption, and such quiet enjoyment shall be defended by the Lessor.


                       ARTICLE 11. DELIVERY OF POSSESSION
                       ----------------------------------

      11.1 If the Lessor shall be unable for any reason whatsoever to deliver possession of the Leased Premises on the Commencement Date, the Lessor shall not be liable to the Lessee for any damage caused thereby, nor shall this Lease thereby become void or voidable, nor shall the Term hereof in any way be extended. In any such event as aforesaid, the Lessee shall not be liable for any Rent or Additional Rent as herein provided until such time as the Lessor delivers possession of the Leased Premises.


                        ARTICLE 12. SURRENDER OF PREMISES
                        ---------------------------------

      12.1 Without demand therefore and at the Lessee's own cost and expense, the Lessee shall remove all personal property belonging to the Lessee and all alterations, additions and improvements (other than permanent partitions and installations and those alterations, additions and improvements with respect to which the Lessor has exercised its option under Section 9.3 hereof) to the Leased Premises which the Lessee has installed or caused to be installed as of the date of the termination of this Lease or the sooner termination of the Lessee's tenancy hereunder. In addition, the Lessee shall repair all damage to the Leased Premises caused by such removal as aforesaid and restore the Leased Premises to the condition in which the same existed prior to the installation of such alterations, additions and improvements so removed. Without limiting any other rights or remedies of which the Lessor may be possessed, any alterations, additions and improvements which are not removed as required by this Section shall be deemed to have been abandoned by the Lessee and may be retained or disposed of by the Lessor without accounting therefore to the Lessee of any nature. In the event that the Lessor shall dispose of any property deemed to have been abandoned by the Lessee, immediately upon demand therefore the Lessee shall reimburse the Lessor for all costs and expenses incurred by the Lessor with respect to such disposition.

      12.2 The Lessee shall, on expiration of the Term hereof or the sooner termination of the Lessee's tenancy hereunder, promptly surrender and deliver the Leased Premises to the Lessor without demand therefore in good condition, ordinary wear and tear excepted.

      12.3 If during the Term of this Lease the Leased Premises, or any part thereof, should be taken for any public or quasi-public use under any law, ordinance or regulation, or by right of eminent domain, or should be sold to any condemning authority under threat of condemnation, the Lessor shall have the right to terminate this Lease, and in such event the Rent and Additional Rent shall be abated for the unexpired portion of this Lease, effective as of the date of the taking by or conveyance to the condemning authority. No such condemnation or conveyance shall entitle the Lessee to any part of any damage award or purchase price paid on account of such condemnation or conveyance, all of which rights are hereby expressly waived by the Lessee. Notwithstanding the foregoing, in the event that the condemning authority shall award moving or business interruption damages which do not in any way diminish the recovery available to the Lessor, the Lessee shall not be deemed to have waived any right to the same by reason of the provisions of this Section and shall have the right to seek a recovery of such moving damages from the condemning authority.


                               ARTICLE 13. DEFAULT
                               -------------------

      13.1 Any of the following events shall constitute an event of default by the Lessee ("Default") under the provisions of this Lease:

            (a) the failure or refusal by the Lessee to pay when due and without notice or demand and without setoff or deduction to the Lessor any Rent, Additional Rent or any other amount owing under this Lease, and the continuance of such failure or refusal by the Lessee for a period of ten
      (10) days following the due date; provided, however, that the Lessee shall not be entitled to such grace period more than two (2) times during any consecutive twelve (12) month period;

            (b) the failure or refusal by the Lessee to carry the insurances required by Article 3 hereof or to provide the Lessor with evidence of such coverage as therein required;

            (c) the failure or refusal by the Lessee to make full and timely performance and observance of the provisions of this Lease (excluding the provisions to which Subsections (a) and (b) of this Section pertain) which the Lessee is required to perform or observe, and the continuance of such failure or refusal by the Lessee for a period of thirty (30) days following the giving of notice by the Lessor with respect thereto; provided, however, that the Lessor shall not be required to give such notice nor shall the Lessee be entitled to such grace period more than two
      (2) times during any consecutive twelve (12) month period;

            (d) [INTENTIONALLY DELETED];

            (e) if the Lessee shall suffer or incur any lien, charge, encumbrance or security interest to be imposed upon the Leased Premises, the Lessee's interest in this Lease or the tenancy of the Lessee arising therefrom, and such lien, charge, encumbrance or security interest shall not be satisfied, discharged or terminated, as applicable, within thirty
      (30) days of the imposition thereof;

            (f) the attachment, garnishment, levy or seizure of any of the assets of the Lessee or the taking of possession thereof by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official, and such attachment, garnishment, seizure or levy is not released within thirty (30) days of the imposition thereof, or possession relinquished within thirty (30) days of the taking thereof;

            (g) the making by the Lessee or the attempt by the Lessee to make any common law composition of debts with the creditors of Lessee or the making by the Lessee to make an assignment for the benefit of the creditors of the Lessee or any attempt by the Lessee to otherwise take advantage of any insolvency law;

            (h) the entry of a decree or order for relief by a court having jurisdiction in respect of the Lessee in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or similar law, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official with respect to the Lessee or any of its assets, and such appointment is not terminated within thirty (30) days of the date of the making thereof;

            (i) the commencement by the Lessee of a voluntary case under the federal bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent of the Lessee to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official for the Lessee or any of the assets of Lessee.

      13.2 In the event of a Default, the Lessor shall have any and all of the following rights and remedies:

            (a) to declare the Rent, Additional Rent and all other amounts owing by the Lessee to the Lessor pursuant to this Lease for the balance of the Term to be immediately due and payable by the Lessee;

            (b) to terminate this Lease and be entitled to unpaid accrued Rent, Additional Rent and other amounts owing pursuant to this Lease and damages, including damages equal to the difference between the balance of the Rent, Additional Rent and other amounts owing pursuant to this Lease for the Term and the then fair rental value of the Leased Premises for the remainder of the Term;

            (c) without terminating this Lease, to re-enter and re-let to another tenant, the Lessee remaining liable for the loss of Rent for the balance of the Term, the Lessor being released from any and all liability for such re-entry;

            (d) to apply the Security Deposit against all losses, damages, costs and expenses suffered or incurred by the Lessor by reason of such Default;


            (e) To be indemnified of and from any and all losses, damages, costs and expenses, including reasonable attorneys' fees, suffered or incurred by the Lessor by reason of such Default;

            (f) to exercise any and all other rights and remedies set forth or referred to in this Lease and all other rights and remedies at law, in equity or by statute permitted.

      13.3 [INTENTIONALLY DELETED].

      13.4 All rights and remedies of the Lessor hereunder or at law in, equity or by statute permitted or provided are cumulative, and may, to the extent permitted by law, be exercised concurrently or separately. The exercise of any one right or remedy shall not be deemed to be an exclusive election of such right or remedy or to preclude the exercise of any other right or remedy. No failure on the part of Lessor to exercise, and no delay in exercising, any right or remedy hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise by Lessor of any right or remedy hereunder preclude any other or future exercise thereof or the exercise of any other right or remedy.

      13.5 In the event of a Default hereunder, Lessee shall pay, in addition to any and all other amounts owing hereunder, and without setoff or deduction, upon demand therefore all costs and expenses, including reasonable attorneys' fees, incurred by the Lessor in enforcing any of its rights or remedies hereunder or by law, equity or statute permitted or provided.

      13.6 (a) In the event that the Lessor shall fail to perform or observe any provision of this Lease to be performed or observed by the Lessor, the Lessee shall provide the Lessor with written notice thereof specifying the nature of such failure ("Default Notice"). In the event that the Lessor shall failure to cure such failure within the cure period ("Cure Period") provided in Subsection (b) hereof, the Lessor shall be in default hereunder and the Lessee shall have any and all rights and remedies at law, in equity or by statute permitted.

           (b) The Cure Period referred to in Subsection (a) hereof shall:

                  (1) Consist of thirty (30)days beginning as of the date of receipt by the Lessor of the Default Notice; or

                  (2) In the event that the Lessor's failure to perform or observe any provision of this Lease to be performed or observed by the Lessor is of such nature that it cannot reasonably be cured within thirty (30) days, the Cure Period shall consist of a reasonably greater period of time under the circumstances not to exceed ninety (90) days, beginning as of the date of receipt by the Lessor of the Default Notice.

                        ARTICLE 14. INSPECTION BY LESSOR
                        --------------------------------

      14.1 The Lessee shall permit the Lessor and its agents and representatives to enter into and upon the Leased Premises at all reasonable times and upon reasonable notice for the purposes of inspecting the same and for the purpose of maintaining or making repairs or alterations to the Leased Premises. Notwithstanding the foregoing, in the event that an emergency shall occur with respect to the Leased Premises or any part thereof, the Lessor shall not be required to give any notice whatsoever to the Lessee.

      14.2 The Lessor shall have the right at any and all times during the Term to erect one (1) or more "For Sale" signs on the Leased Premises and within the one hundred eighty (180) day period prior to the end of the Term to erect one
(1) or more "For Lease" signs on the Leased Premises.

      14.3 The Lessor shall have the right at all reasonable times during the Term, and during the one hundred eighty (180) day period prior to the end of the Term to allow one (1) or more real estate agents and potential purchasers and lessees, as applicable, to inspect the Leased Premises.


                       ARTICLE 15. ASSIGNMENT AND SUBLEASE
                       -----------------------------------

      15.1 The Lessee shall not voluntarily, involuntarily or by operation of law, assign, transfer, mortgage, pledge or otherwise encumber this Lease or all or any part of the Lessee's interest in this Lease or in the Leased Premises, in whole or in part, or sublet the whole or any part of the Leased Premises, or permit the use of the whole or any part of the Leased Premises by any other person or other entity of any nature ("Person") without the prior written consent of the Lessor; such consent, however, shall not be unreasonably withheld. No assignment or sublease, if consented to in the manner aforesaid, shall in any way relieve or release Lessee from liability upon any of the covenants under the terms of this Lease, and notwithstanding any such assignment or sublease, the responsibility and liability of Lessee hereunder shall continue in full force and effect until the expiration of the Term hereby created and any renewals thereof. No assignment or sublease shall be valid unless the assignee or subtenant shall assent to and agree in writing to be bound by all of the covenants and conditions herein contained, including the provisions of Section
13.3 hereof, such assent and agreement to be in form reasonably satisfactory to the Lessor.

      15.2 The Lessor shall have the right to assign and transfer, in whole or in part, this Lease and any and all rights thereunder, the Leased Premises or any part of the foregoing without the consent of the Lessee. Such assignment and transfer shall relieve the Lessor of any and all liability under this Lease; provided, however, that the liability of the Lessor hereunder shall be fully enforceable against such assignee or transferee. The Lessee shall, within fifteen (15) days from receipt of a written demand by the Lessor, execute a consent in form reasonably satisfactory to the Lessor to such assignment or transfer as aforesaid.


                          ARTICLE 16. SECURITY DEPOSIT
                          ----------------------------

      16.1 Concurrently with the execution of this Lease, the Lessee shall deposit with Lessor the security deposit ("Security Deposit") in the amount of Four Thousand Six Hundred Thirty and 00/100 Dollars ($4,630.00) as security for the full, timely and faithful performance and observance by the Lessee of the provisions of this Lease on the part of the Lessee to be performed or observed and for the cost of any trash removal, house cleaning, repair or correction of damage to the Leased Premises in excess of normal wear and tear.

      16.2 The Security Deposit referred to in Section 16.1 hereof shall be held by the Lessor, and the Lessee shall not be entitled to interest thereon.

      16.3 If at any time during the Term hereof a Default shall occur by reason of the failure of the Lessee to make prompt payment when due of Rent or Additional Rent, or any portion thereof, or any other sum owing by the Lessee to the Lessor pursuant to the provisions of this Lease, the Lessor may appropriate and apply any portion of the Security Deposit as may be necessary to the payment of the overdue Rent, Additional Rent or any other sum owing by the Lessee to the Lessor pursuant to the provisions of this Lease.

      16.4 If at any time during the Term hereof the Lessee shall fail to repair any damage to the Leased Premises or the Building in which the same is situate that the Lessee is required to repair pursuant to the provisions of this Lease, the Lessor may appropriate and apply any portion of the Security Deposit as may be reasonably necessary to make such repairs.

      16.5 If on the termination of the tenancy of the Lessee for any reason, the Lessee does not leave the Leased Premises in reasonably clean condition, then the Lessor may appropriate and apply any portion of the Security Deposit as may be reasonably necessary to put the Leased Premises in such clean condition.

      16.6 Should the Lessor transfer the Lessor's interest under this Lease or in the Leased Premises in any manner at the Lessor's option, the Lessor shall do one of the following acts, either of which shall relieve the Lessor of further liability with respect to such Security Deposit:

            (a) transfer the portion of such Security Deposit remaining after all lawful deductions have been made to the Lessor's successor in interest and thereafter notify the Lessee of such transfer, and of the transferee's name and address. On receipt of such remaining Security Deposit, the successor in interest to the Lessor shall have all of the rights, remedies and obligations of the Lessor with respect to such Security Deposit and the Lessor shall be relieved and released of all further liability, duty and obligation to the Lessee with respect to the Security Deposit or its return; or

            (b) return to the Lessee the portion of the Security Deposit remaining after any lawful deductions have been made.

      16.7 Except as otherwise provided herein, the Lessor shall return the Security Deposit, or the balance thereof after all lawful deductions have been made therefrom, to the Lessee as soon as possible following the vacation of the Leased Premises by the Lessee in accordance with the provisions of this Lease and the surrender to the Lessor of all keys to the Leased Premises; provided, however, that nothing herein contained shall be deemed to require the Lessor to return the Security Deposit or any portion thereof to the Lessee until all charges against the Security Deposit shall have been determined by the Lessor. In the event that the Lessor determines that any loss, damage or injury chargeable to the Lessee hereunder exceeds the Security Deposit, the Lessor, in addition to any and all other rights and remedies of which the Lessor may be possessed, may retain the Security Deposit as liquidated damages or may apply said sum against any actual loss, damage or injury and the balance thereof shall be the responsibility of the Lessee.

      16.8 Except as provided in this Article, the parties hereto acknowledge that the Security Deposit is not to be considered as the last monthly payment of Rent under this Lease.

      16.9 In the event that the Security Deposit or any portion thereof shall be used or applied by the Lessor pursuant to the provisions of this Lease, the Lessor shall give notice to the Lessee of such use or application and the reasons therefore within thirty (30) days of such use or application.

      16.10 In the event that the Lessor shall use or apply the Security Deposit or any portion thereof but shall not elect to exercise the other rights and remedies granted to the Lessor under this Lease, then, immediately upon demand therefore by the Lessor, the Lessee shall pay over to the Lessor such sums of money as are necessary to reconstitute the Security Deposit in the amount set forth in Section 16.1.


                        ARTICLE 17. ESTOPPEL CERTIFICATE
                        --------------------------------

      17.1 The Lessee shall, at any time within ten (10) days of the Lessor's written request, execute, acknowledge and deliver to the Lessor a statement certifying that this Lease is unamended, unmodified and in full force and effect (or, if there have been amendments or modifications, that the same is in full force and effect as amended or modified and stating the amendments and modifications), the dates to which the Rent, Additional Rent and other amounts owing hereunder have been paid in advance, if any, and such other information as the Lessor shall reasonably require. It is intended that any such statement delivered pursuant hereto shall be relied upon by any prospective purchaser or mortgagee of the Leased Premises.

                        ARTICLE 18. ENVIRONMENTAL MATTERS
                        ---------------------------------

      18.1

            (a) The term "Applicable Environmental Laws" shall mean without limitation all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, injunctions, rules, regulations, restrictions and requirements ("Legal Requirements") of the United States of America, the Commonwealth of Pennsylvania, the Borough of Shillington and any agency, department, bureau, board, commission or instrumentality of either of the foregoing now existing or hereafter created ("Governmental Authority") pertaining to the preservation or enhancement of the quality of the environment or regulating or restricting the use, transfer, storage or remediation of Hazardous Materials (as hereinafter defined), including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C.
      Section 6901, et seq.), the Pennsylvania Hazardous Sites Cleanup Act (35 P.S. 6020.101, et seq.) and all rules and regulations adopted and publications promulgated pursuant thereto at any time.

            (b) The term "Hazardous Materials" shall mean, without limitation, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials, asbestos or any material containing asbestos, or any other substance or material regulated under any Applicable Environmental Laws.

      18.2 The Lessee shall not use the Leased Premises, nor allow it to be used, to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials.

      18.3 The Lessee shall not cause or permit, as a result of any intentional or unintentional act or omission on the part of the Lessee or any other Person, a release of Hazardous Materials onto, from or affecting the Leased Premises or any other use, installation or disposition of Hazardous Materials in violation of Applicable Environmental Laws.

      18.4 The Lessee shall comply, and enforce compliance by all of its agents, servants, employees, invitees, permitted assigns, sublessees, representatives and all other persons coming on the Leased Premises with the permission of the Lessee, with all Applicable Environmental Laws.


                  ARTICLE 19 LIMITATION OF LIABILITY OF LESSOR
                  --------------------------------------------

      19.1 Notwithstanding anything to the contrary, the liability of the Lessor (and any assignee thereof) under this Lease shall be limited to its interest in the Leased Premises and the Lessor (and any assignee thereof) shall have no liability to the Lessee beyond its interest in this Lease.


                            ARTICLE 20. MISCELLANEOUS
                            -------------------------

      20.1 In the event of any assignment, conveyance or other transfer by the Lessor of its interest in the Lease or the Leased Premises to any Person assuming the Lessor's obligations under this Lease, then in such event the Lessor shall be released and relieved of and from any and all further liability, duties and obligations under this Lease and to the Lessee and the Lessee shall look solely to such successor in interest of the Lessor for the observance and performance of the Lessor's obligations under this Lease.

      20.2 The Lessee shall comply with all Legal Requirements of all Governmental Authorities to the extent that the same affect the Leased Premises, and the Lessee shall save the Lessor harmless from any and all fines and penalties and costs assessed against the Lessor as a result of the failure by the Lessee to comply with such statutes, laws, ordinances, rules, regulations, orders, directives and requirements.

      20.3 All property on the Leased Premises shall be and remain on the Leased Premises at the sole risk of the Lessee, and the Lessor shall not be liable for any damage to nor loss of such property arising from (a) any acts, omissions or negligence of others, (b) the leaking of the roof of the Building, (c) the bursting, leaking or overflowing of water, sewer or other pipes, (d) the bursting, leaking or overflowing of heating or plumbing fixtures, (e) electrical wires or fixtures, (f) damage by fire, casualty or any other disaster, (g) any other cause whatsoever; and the Lessee shall indemnify and hold Lessor harmless in all such cases.

      20.4 It is expressly understood that the Lessor shall not be construed or held to be a partner or associate of the Lessee in the conduct of the Lessee's business, it being expressly understood that the relationship between the parties hereto is and shall remain at all times that of landlord and tenant.

      20.5 Time shall be of the essence of this Lease.

      20.6 All notices, requests, demands and other communications given or made pursuant to this Lease shall be in writing and delivered in person, or sent by certified mail, return receipt requested, postage prepaid, or sent by nationally recognized overnight courier to the address set forth in Paragraph 14 of the Addendum or to such other address as the receiving party shall have last designated by written notice to the other party hereto:

                      If to Lessor:    Michael Gallen
                                       833 Wyomissing Road
                                       Mohnton, PA 19540

                      If to Lessee:    Lakeland Industries, Inc.
                                       c/o Mifflin Valley, Inc.
                                       31 South Sterley Street
                                       Shillington, PA 19607

                      With a copy to:  Lakeland Industries, Inc.
                                       701-7 Koehler Avenue
                                       Ronkonkoma, NY 11779
                                       ATTN: Christopher Ryan and Gary Pokrassa

      20.7 Whenever a period of time is to be computed from the date of receipt of a notice, request, demand or other communication and actual receipt thereof is refused by the party to whom it is directed, receipt shall be deemed to have been received for all purposes as follows:

            (a) if the refused item was delivered in person, such item shall be deemed to have been received on the date refused;

            (b) if the refused item was sent by certified mail, return receipt requested, such item shall be deemed to have been received on the third
      (3rd) day following mailing thereof;

            (c) if the refused item was sent by nationally recognized courier, such item shall be deemed to have been received on the day following delivery to such nationally recognized courier.

      20.8 When the sense so requires, words of any gender used in this Lease shall be held to include any other gender and words in the singular number shall be held to include the plural and vice versa. All pronouns and adjectives and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, single and plural as the identity of the person or persons may require.

      20.9 Immediately upon demand therefore made by the Lessor, the Lessee shall execute and deliver to the Lessor such additional documentation as is reasonably necessary to effectuate the intent of this Lease.

      20.10 The titles contained in this Lease do not constitute a part of this Lease, but are for informational purposes only.

      20.11 The word "including" shall be a word of enlargement rather than a word of limitation and shall be deemed to mean "including but not limited to" rather than "including only".

      20.12 If any provisions of this Lease or the application thereof be held invalid or unenforceable, the remainder of this Lease and the application thereof to other parties or circumstances shall not be affected thereby, unless such holding substantially and materially deprives Lessee of the use of the Leased Premises or Lessor of the Rent, Additional Rent or any other amount under this Lease, in which event this Lease shall forthwith terminate as if by expiration of the Term hereof.

      20.13 Neither this Lease nor any memorandum thereof shall be recorded.

      20.14 This Lease, together with the Exhibit attached hereto, contains the entire understanding between the parties hereto with respect to the subject matter hereof and such understanding may not be amended, modified or terminated except in writing and duly executed by the parties hereto.

      20.15 This Lease shall not be more strictly construed against one party than the other.

      20.16 This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and, where permitted by this Lease, assigns.

      20.17 The Lessor and the Lessee each hereby consent to the jurisdiction of all state and federal courts having their situs in the Commonwealth of Pennsylvania.

      20.18  This  Lease  and  all  interpretations   hereof  and  controversies
hereunder shall be construed in accordance with the laws of the Commonwealth of Pennsylvania.

      IN WITNESS WHEREOF, AND INTENDING TO BE LEGALLY BOUND HEREBY, the parties hereto have caused this Lease to be executed as of the day and year first above written.


LESSOR:

           /s/Michael Gallen
---------------------------------------
                                            Michael Gallen

LESSEE:                                     LAKELAND INDUSTRIES,INC.



By:      /s/Christopher J. Ryan
   ------------------------------------
                              President:



Attest:
       --------------------------------
                              Secretary:

                                   EXHIBIT "A"

                              RULES AND REGULATIONS
                              ---------------------

      The  following  are the rules and  regulations  pertaining  to the  Leased
Premises. These rules and regulations form an integral part of the Lease to which they are attached ("Lease") and shall be fully binding upon the Lessee therein named as if contained in the Lease in their entirety. Unless the context clearly requires otherwise, each term used herein shall have the meaning ascribed to it in the Lease.

      1. No smoking shall be permitted at any time in the Building

      2. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors and halls shall not be obstructed or encumbered by any Lessee or used for any purpose other than ingress and egress to and from the Leased Premises.

      3. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of the Lessor. No curtains, blinds, shades or screens shall be attached to or hung in or used in connection with any window or door of the Leased Premises without obtaining the prior written consent of the Lessor. In the event that such consent is given, such awnings, projections, curtains, blinds, shades, screens and other fixtures must be of a quality, type, design and color and attached in a manner approved by the Lessor and shall be removed by the Lessee at the Lessee's sole cost and expense immediately upon subsequent demand by the Lessor.

      4. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by the Lessee on any part of the outside of the Leased Premises or the Building without obtaining the prior written consent of the Lessor.

      5. Interior signs on doors and any directory tablet shall be inscribed and painted or affixed at the sole cost and expense of the Lessee and shall be of a size, color and style approved by the Lessor.

      6. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the vestibules, stairways, corridors, halls or other public places in the Building shall not be covered or obstructed by the Lessee, nor shall any bottles, parcels or other articles be placed on any window sills in the Building.

      7. No utility sinks or other plumbing fixtures shall be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Lessee.

      8. The Lessee shall not in any way deface any part of the Leased Premises or the Building. No boring, cutting or stringing of wire shall be permitted, except with the prior written consent of the Lessor, and, in such event as the Lessor shall direct.

      9. No bicycles, vehicles or animals of any kind shall be brought into or kept in the Building.

      10. No cooking shall be done or permitted in the Building other than by means of a standard microwave oven. In no event shall any unusual or objectionable odors be produced upon or allowed to permeate the Leased Premises.

      11. The Lessee shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of the Building.

      12. No additional locks or bolts of any kind shall be placed upon any doors or windows in the Building by the Lessee nor shall any change be made in existing locks or the mechanisms thereof. The Lessee must, upon the termination of his tenancy, restore to the Lessor all keys. In the event of the loss of any keys so furnished, the Lessee shall pay to the Lessor the cost of changing all applicable locks.

      13. All removals or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which the Lessor may determine from time to time.

      14. Canvassing, soliciting and peddling in the Building are prohibited and the Lessee shall cooperate to prevent the same.

      15. In the event that the Lessee shall use or occupy the Leased Premises or admit any person to the Building other than on normal business days during normal business hours, the Lessee shall be responsible for the locking of all exterior doors of the Building which the Lessee uses and shall otherwise cooperate fully with the Lessor to maintain security within the Building at all times.

      16. The Lessee shall not at any time bring or allow to be brought into the building any flammable, combustible or explosive chemical, fluid, material or substance of any nature; provided, however, that the foregoing prohibition shall not be interpreted to preclude supplies customarily used for office purposes in customary amounts.

      17. The Lessor reserves the right to make such other and further reasonable rules and regulations as in the Lessor's judgment may from time to time be needed for the safety, care and cleanliness of the Building and for the preservation of good order therein and any such other or further rules and regulations shall be binding upon the Lessee with the same force and effect as if they had been inserted herein at the time of the execution hereof. No such additional rules and regulations shall become effective as against the Lessee until the Lessor shall have given the Lessee written notice thereof, and unless such additional rules and regulations shall be of general applicability with respect to all other tenants in the Building.